UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2022
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PERMIAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 N. Marienfeld St., Suite 1000
Midland, Texas 79701
(Address of principal executive offices, including zip code)
(432) 695-4222
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 14, 2022, Permian Resources Corporation (the “Company”) announced that Sean Smith notified the Company that he intends to retire from the Board of Directors of the Company (the “Board”), including his position as Executive Chair of the Board (“Board Chair”), effective as of December 31, 2022. Mr. Smith’s decision to retire from the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board intends to appoint Steve Gray, a current independent director on the Board, as its Board Chair effective upon Mr. Smith’s retirement.
The Company also announced that George Glyphis, Executive Vice President and Chief Financial Officer of the Company, plans to retire from the Company in mid-2023 and that Guy Oliphint will succeed Mr. Glyphis as the Company’s Chief Financial Officer. Mr. Oliphint will join the Company as Executive Vice President of Finance in early January 2023, and the Board intends to appoint him Chief Financial Officer effective March 1, 2023. Thereafter, Mr. Glyphis intends to remain employed as a Senior Advisor to the Company until his retirement in mid-2023 to ensure a smooth succession.
Mr. Oliphint previously served as Managing Director and Co-Head of Upstream Americas with Jefferies LLC in the Energy Investment Banking Group. He brings nearly two decades of experience advising upstream energy companies on financial and strategic decisions, including multiple engagements with Colgate and Centennial, the predecessor companies of the Company.
Item 7.01. Regulation FD Disclosure
On December 14. 2022, the Company issued a press release announcing the leadership transitions described above. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated December 14, 2022 of Permian Resources Corporation
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ GEORGE S. GLYPHIS
George S. Glyphis Executive Vice President and Chief Financial Officer

Date:	December 15, 2022